UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: FEBRUARY 28

Date of reporting period: MARCH 1, 2009 – FEBRUARY 28, 2010

                                          (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

February 28, 2010

Systematic Value Fund

Systematic Mid Cap Value Fund

AR004 0210

Managers AMG Funds

Systematic Value Fund and Systematic Mid Cap Value Fund

Annual Report - February 28, 2010

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Systematic Value Fund	4
Systematic Mid Cap Value Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	15
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefit from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Portfolio Managers’ discussion of their investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”), and the Term Asset-Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played only a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the performance of the Managers AMG Systematic Value Fund and the Managers AMG Systematic Mid Cap Value Fund (each a “Fund,” and collectively the “Funds”), generated very strong absolute returns in this historic environment, as detailed below.

Periods Ended 02/28/10	6 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Systematic Value Fund (I)	10.16%	54.22%	(8.01)%	(0.09)%	3.53%	04/01/2002
Russell 1000® Value Index	8.52%	56.50%	(8.79)%	(0.49)%	2.56%
Systematic Mid Cap Value Fund (I)	13.75%	53.91%	(2.60)%	—	(1.18)%	12/21/2006
Russell MidCap® Value Index	13.51%	74.74%	(7.07)%	2.20%	(5.50)%

(I) = Institutional Class

Performance for all share classes and detailed Fund positioning reviews are included within this report.

Letter to Shareholders (continued)

The Managers AMG Systematic Value Fund returned 54.22% during the twelve-month period ending February 28, 2010, while the Russell 1000 Value® Index returned 56.50%. Markets rebounded significantly during 2009 and Systematic participated as the Fund appreciated sharply. It modestly lagged its benchmark due to its investment process being out-of-favor and poor security selection within the consumer discretionary, financials and industrials sectors.

The Managers AMG Systematic Mid Cap Value Fund returned 53.91% during this past fiscal year and its primary benchmark, the Russell Mid Cap Value® Index, returned 74.74%. Like its large-cap counterpart, the Fund generated a very strong absolute return over the last twelve months. Nevertheless, it significantly lagged its primary benchmark, as markets favored low-quality stocks with less favorable fundamentals and thus, stock selection detracted from performance. Consumer discretionary, financials, and industrials sectors hurt performance the most. It is not atypical to see Systematic lag during a speculative rally, particularly in this less efficient segment of the market.

The following report covers the one-year period ended February 28, 2010. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended February 28, 2010	Expense Ratio for the Period	Beginning Account Value 09/01/2009	Ending Account Value 02/28/2010	Expenses Paid During the Period*
Systematic Value Fund
Class A
Based on Actual Fund Return	1.15%	$1,000	$1,101	$5.99
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.76
Class C
Based on Actual Fund Return	1.90%	$1,000	$1,097	$9.88
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,015	$9.49
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$1,102	$4.69
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,020	$4.51

Systematic Mid Cap Value Fund
Class A
Based on Actual Fund Return	1.24%	$1,000	$1,134	$6.56
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.21
Class C
Based on Actual Fund Return	1.99%	$1,000	$1,131	$10.52
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$9.94
Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$1,138	$5.25
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Systematic Value Fund

Investment Manager’s Comments

The Year in Review

Over the 12 months ended February 28, 2010, the Managers AMG Systematic Value Fund returned 54.22%, trailing the 56.50% return of the Russell 1000® Value Index.

Last year saw a historic market rebound from its early-March lows. After the global business environment entered 2009 in a virtual free-fall, the economic environment finally hit a bottom during the first quarter. With inventories throughout the global supply chain at historic lows, a sustained replenishment cycle was bound to occur even without a recovery in end-market demand. That replenishment cycle began in the March timeframe, picked up speed in the second quarter, and lasted throughout the remainder of 2009. More importantly, the stabilization in company fundamentals was an important driver for the stock market. The 2009 market rally was led, ironically, by low-quality, contrarian stocks, which had become cheap due to their severely stressed business models and balance sheets. In fact, the companies whose shares did the best coming off the market lows were previously bankruptcy candidates, whose liquidity and solvency were eventually ensured by the re-opening of the debt and equity markets. It was not until the fourth quarter of 2009 that higher-quality companies, with favorable earnings catalysts and solid financial positions, participated in the stock market rally on more equitable footing.

During the trailing one-year period that ended February 28, 2010, the Managers AMG Systematic Value Fund generated a very impressive absolute return and but lagged its Index. The underperformance can be attributed to security selection and the investment process being out of favor. Security selection within the consumer discretionary, financials and industrials sectors detracted most from performance. Bright spots were found through stock selection in the energy and materials sectors. A slight overweight to materials and an underweight to utilities also helped relative performance.

During 2009, Systematic gradually increased the Fund’s exposure to more cyclical stocks as the economy stabilized and company results began to improve. Many industries are especially well exposed to the inventory replenishment cycle, and the Portfolio has been positioned to benefit from that trend. Systematic has done this without departing from its investment discipline of buying companies upon confirmation of performance improvement, not in anticipation of performance improvement. Systematic will continue to follow that strategy going forward.

Looking Forward

The next twelve months should see a continuation of the trends seen over the last nine months of 2009. Systematic sees the replenishment cycle continuing as inventories remain lean in most industries. The stock market should generally retain an upward bias as the new economic cycle moves into one of sustained growth. Systematic expects an improvement in end-market demand to emerge in the first half of 2010 and take the baton from inventory replenishment in driving the economy forward. The unemployment picture will be an important determinant of how fast and strong end-market demand rebounds, as Systematic believes employment levels are highly correlated with retail sales and important to the health of the banking sector. The recent stabilization in employment trends suggests that meaningful job creation could occur in the months ahead, boding well for stocks.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 1000® Value Index is a large cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on April 1, 2002 (commencement of operations) to a $10,000 investment made in the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the

Systematic Value Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Systematic Value Fund and the Russell 1000® Value Index since inception through February 28, 2010.

Average Annual Total Returns[1]		One Year	Five Years	Since Inception	Inception Date
Systematic Value Fund[2,3]
Institutional Class		54.22%	(0.09)%	3.53%	4/1/2002
Class A	No Load	53.81%	—	(3.14)%	2/28/2006
Class A	With Load	44.92%	—	(4.55)%	2/28/2006
Class C	No Load	52.73%	—	(3.84)%	2/28/2006
Class C	With Load	51.73%	—	(3.84)%	2/28/2006
Russell 1000® Value Index		56.50%	(0.49)%	2.56%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

Not FDIC insured, nor bank guaranteed. May lose value.

Systematic Value Fund

Fund Snapshots

February 28, 2010

Portfolio Breakdown

Industry	Systematic Value Fund**	Russell 1000® Value Index
Financials	27.0%	25.2%

Energy	16.8%	18.2%

Health Care	10.7%	9.1%

Consumer Discretionary	10.6%	10.3%

Industrials	10.5%	10.7%

Materials	7.2%	4.1%

Information Technology	6.9%	4.9%

Telecommunication Services	3.9%	5.1%

Consumer Staples	2.6%	5.7%

Utilities	2.1%	6.7%

Other Assets and Liabilities	1.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Wells Fargo & Co.*	3.2%
Pfizer, Inc.*	2.9
JPMorgan Chase & Co.*	2.8
Chevron Corp.*	2.6
Newfield Exploration Co.	2.4
Exxon Mobil Corp.*	2.1
Ameriprise Financial, Inc.	2.1
Bank of America Corp.	2.0
Whiting Petroleum Corp.*	2.0
AT&T, Inc.*	2.0

Top Ten as a Group	24.1%

*	Top Ten Holding at August 31, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Systematic Value Fund

Schedule of Portfolio Investments

February 28, 2010

	Shares		Value
Common Stocks - 98.3%
Consumer Discretionary - 10.6%
Comcast Corp., Class A	40,200		$660,888
Darden Restaurants, Inc.	15,100		612,305
Ford Motor Co.*	95,700		1,123,518
Gannett Co., Inc.	89,500		1,355,925
Guess?, Inc.	25,850		1,054,422
Jarden Corp.	20,600		660,436
Kohl’s Corp.*	30,800		1,657,656
Lear Corp.*	16,150		1,118,710
Newell Rubbermaid, Inc.	56,300		774,125
Viacom, Inc., Class B*	42,955		1,273,616
Whirlpool Corp.	10,050		845,808
Wyndham Worldwide Corp.	88,100		2,025,419
Total Consumer Discretionary			13,162,828
Consumer Staples - 2.6%
Archer-Daniels-Midland Co.	25,800		757,488
J. M. Smucker Co. , The	15,300		913,104
Reynolds American, Inc.	14,150		747,120
Tyson Foods, Inc., Class A	44,800		763,392
Total Consumer Staples			3,181,104
Energy - 16.8%
Alpha Natural Resources, Inc.*	34,600		1,591,946
Chesapeake Energy Corp.	67,840		1,802,509
Chevron Corp.	44,700		3,231,810
Devon Energy Corp.	22,000		1,514,920
El Paso Corp.	86,100		901,467
Exxon Mobil Corp.	40,900		2,658,500
Hess Corp.	25,800		1,517,040
Newfield Exploration Co.*	58,000		2,962,060
Noble Corp.	36,300		1,534,038
Patterson-UTI Energy, Inc.	44,400		685,536
Whiting Petroleum Corp.*	32,535		2,435,245
Total Energy			20,835,071
Financials - 27.0%
Ameriprise Financial, Inc.	65,200		2,609,956
Bank of America Corp.	146,700		2,444,022
Boston Properties, Inc.	25,800		1,752,594
Capital One Financial Corp.	32,675		1,233,481
Citigroup, Inc.	326,000		1,108,400
Comerica, Inc.	30,300		1,093,224
Discover Financial Services	61,000		832,650
Fifth Third Bancorp	49,800		608,058
Genworth Financial, Inc., Class A*	47,500		757,150
Goldman Sachs Group, Inc.	12,210		1,909,034
Hartford Financial Services Group, Inc.	33,000		804,210
JPMorgan Chase & Co.	82,100		3,445,737
KeyCorp	122,200		873,730
Loews Corp.	17,400		634,404
Northern Trust Corp.	27,200		1,449,488
PNC Financial Services Group, Inc., The	26,300		1,413,888
Prudential Financial, Inc.	36,225		1,898,552
Regions Financial Corp.	233,100		1,573,425
Simon Property Group, Inc.	25,029		1,959,520
Wells Fargo & Co.	143,100		3,912,354
XL Capital, Ltd., Class A	59,300		1,083,411
Total Financials			33,397,288
Health Care - 10.7%
Abbott Laboratories Co.	11,600		629,648
Amgen, Inc.*	38,700		2,190,807
Cardinal Health, Inc.	28,200		957,954
Johnson & Johnson	15,700		989,100
Life Technologies Corp.*	26,500		1,345,140
Merck & Co., Inc.	33,900		1,250,232
Pfizer, Inc.	206,000		3,615,300
UnitedHealth Group, Inc.	42,800		1,449,208
WellPoint, Inc.*	13,200		816,684
Total Health Care			13,244,073
Industrials - 10.5%
Caterpillar, Inc.	22,700		1,295,035
Cooper Industries PLC	47,500		2,154,600
Cummins, Inc.	15,200		863,056
General Dynamics Corp.	8,600		623,930
General Electric Co.	99,000		1,589,940
Hertz Global Holdings, Inc.*	74,200		697,480
ITT Industries, Inc.	31,450		1,611,184
Owens Corning, Inc.*	38,825		913,552
Stanley Works, The	28,845	[2]	1,651,376
Textron, Inc.	79,100		1,575,672
Total Industrials			12,975,825

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 6.9%
Advanced Micro Devices, Inc.*	134,700	$1,065,477
EMC Corp.*	35,200	615,648
KLA-Tencor Corp.	17,200	501,036
LSI Logic Corp.*	119,300	643,027
Micron Technology, Inc.*	214,400	1,942,464
Seagate Technology, Inc.	100,825	2,007,426
Tyco Electronics, Ltd.	39,335	1,008,156
Xerox Corp.	77,700	728,049
Total Information Technology		8,511,283
Materials - 7.2%
Celanese Corp., Series A	40,900	1,275,671
Cliffs Natural Resources, Inc.	28,800	1,624,320
Dow Chemical Co.	59,000	1,670,290
Freeport McMoRan Copper & Gold, Inc., Class B	23,850	1,792,566
Newmont Mining Ltd.	13,500	665,280
Walter Industries, Inc.	24,150	1,897,465
Total Materials		8,925,592
Telecommunication Services - 3.9%
AT&T, Inc.	97,900	2,428,899
Qwest Communications International, Inc.	331,000	1,509,360
Verizon Communications, Inc.	33,000	954,690
Total Telecommunication Services		4,892,949
Utilities - 2.1%
American Electric Power Co., Inc.	42,300	1,422,126
DTE Energy Co.	28,400	1,233,128
Total Utilities		2,655,254
Total Common Stocks (cost $105,644,342)		121,781,267
Short-Term Investments - 2.5%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.10%[3]	1,462,000	1,462,000
BNY Institutional Cash Reserves Fund, Series B*[3,4]	195,236	43,440
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	1,567,923	1,567,923
Total Short-Term Investments (cost $3,225,159)		3,073,363
Total Investments - 100.8% (cost $108,869,501)		124,854,630
Other Assets, less Liabilities - (0.8)%		(1,025,135)
Net Assets - 100.0%		$123,829,495

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Investment Manager’s Comments

The Year In Review

Over the 12 months ended February 28, 2010, the Managers AMG Systematic Mid Cap Value Fund returned 53.91%, significantly trailing the 74.74% return of the Russell Midcap® Value Index. Last year saw a historic rebound of the U.S. stock market from its early-March lows. After the global business environment entered 2009 in a virtual free-fall, the economic environment finally hit a bottom during the first quarter. With inventories throughout the global supply chain at historic lows in early 2009, a sustained replenishment cycle was bound to occur even without a recovery in end-market demand. That replenishment cycle began in the March timeframe, picked up speed in the second quarter, and lasted throughout the remainder of 2009. More importantly, the stabilization in company fundamentals was an important investor driver for the stock market.

During the trailing twelve-month period the Fund generated a strong absolute return, but significantly lagged its benchmark. Much of the relative underperformance can be attributed to the high-quality equity stocks, as described above, and poor security performance across most sectors. Security selection detracted the most within the consumer discretionary, financials and industrials sectors. The Fund’s strategy was out of favor during much of 2009 and faced headwinds as it favors high-quality stocks with strong fundamentals and advocates buying only on confirmation that a positive catalyst is in place and that has impacted fundamentals. A contrarian approach was in favor during the middle six months of 2009, when the stocks that struggled the most during 2008 and were close to bankruptcy rebounded sharply. This is common during a rebound, and in this environment, Systematic will often struggle. On the positive side, a modest underweight to utilities and decent performance in the materials sector helped performance during the aforementioned period. During 2009, Systematic gradually increased the Fund’s exposure to more cyclical stocks as the economy stabilized and company results began to improve. Many industries are especially well exposed to the inventory replenishment cycle, and the Fund has been positioned to benefit from this trend. Systematic has done this without departing from its investment discipline of buying companies upon confirmation of performance improvement, not in anticipation of performance improvement. Systematic will continue to follow that strategy going forward.

Looking Forward

The next twelve months should see a continuation of the trends seen over the last nine months of 2009. Systematic sees the replenishment cycle continuing as inventories remain lean in most industries. The stock market should generally retain an upward bias as the new economic cycle moves into one of sustained growth. Systematic expects an improvement in end-market demand to emerge in the first half of 2010 and take the baton from inventory replenishment in driving the economy forward. The unemployment picture will be an important determinant of how fast and strong end-market demand rebounds, as Systematic believes employment levels are highly correlated with retail sales and important to the health of the banking sector. The recent stabilization in employment trends suggests that meaningful job creation could occur in the months ahead, boding well for stocks.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund’s Institutional Class on December 21, 2006 (commencement of operations) to a $10,000 investment made in the Russell Midcap® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution

Systematic Value Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the Systematic Mid Cap Value Fund and the Russell Midcap® Value Index since inception through February 28, 2010.

Average Annual Total Returns [1]		One Year	Since Inception	Inception Date
Systematic Mid Cap Value Fund [2,3]
Institutional Class		53.91%	(1.18)%	12/21/2006
Class A	No Load	53.36%	(1.45)%	12/21/2006
Class A	With Load	44.57%	(3.27)%	12/21/2006
Class C	No Load	52.23%	(2.14)%	12/21/2006
Class C	With Load	51.23%	(2.14)%	12/21/2006
Russell Midcap® Value Index		74.74%	(5.50)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell Midcap® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2010. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patters, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

Not FDIC insured, nor bank guaranteed. May lose value.

Systematic Mid Cap Value Fund

Fund Snapshots

February 28, 2010

Portfolio Breakdown

Industry	Systematic Mid Cap Value Fund**	Russell Midcap® Value Index
Financials	26.1%	28.2%

Consumer Discretionary	15.0%	12.9%

Energy	10.2%	9.1%

Industrials	10.1%	10.9%

Information Technology	9.0%	6.5%

Materials	8.4%	7.8%

Utilities	7.8%	11.0%

Consumer Staples	5.3%	6.7%

Health Care	4.3%	4.4%

Telecommunication Services	2.6%	2.5%

Other Assets and Liabilities	1.2%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Wyndham Worldwide Corp.	3.1%
Newfield Exploration Co.	2.7
Phillips Van Heusen	2.5
Ameriprise Financial, Inc.	2.4
Alpha Natural Resources, Inc.	2.4
First Niagara Financial Group, Inc.*	2.3
Kohls Corp.	2.2
Cliffs Natural Resources, Inc.	2.2
Simon Property Group, Inc.	2.2
Prudential Financial, Inc.*	2.2

Top Ten as a Group	24.2%

*	Top Ten Holding at August 31, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments

February 28, 2010

	Shares		Value
Common Stocks - 98.8%
Consumer Discretionary - 15.0%
Autoliv, Inc.*	19,975		$891,085
Darden Restaurants, Inc.	12,500		506,875
Gannett Co., Inc.	18,400		278,760
Guess?, Inc.	16,875		688,331
Jarden Corp.	17,000		545,020
Kohl’s Corp.*	43,050		2,316,951
Lear Corp.*	9,200		637,284
Newell Rubbermaid, Inc.	67,300		925,375
Phillips-Van Heusen Corp.	60,350		2,626,432
Viacom, Inc., Class B*	57,700		1,710,805
Whirlpool Corp.	6,375		536,520
Williams-Sonoma, Inc.	30,850		662,041
Wyndham Worldwide Corp.	141,150		3,245,038
Total Consumer Discretionary			15,570,517
Consumer Staples - 5.3%
Archer-Daniels-Midland Co.	16,500		484,440
J. M. Smucker Co. , The	34,575		2,063,436
Nu Skin Enterprises, Inc., Class A	43,425		1,160,316
Reynolds American, Inc.	8,775		463,320
Tyson Foods, Inc., Class A	76,200		1,298,448
Total Consumer Staples			5,469,960
Energy - 10.2%
Alpha Natural Resources, Inc.*	53,075		2,441,981
Chesapeake Energy Corp.	18,800		499,516
El Paso Corp.	80,500		842,835
Newfield Exploration Co.*	54,050		2,760,334
Noble Corp.	29,350		1,240,331
Oil States International, Inc.*	35,100		1,510,002
Whiting Petroleum Corp.*	17,400		1,302,390
Total Energy			10,597,389
Financials - 26.1%
Ameriprise Financial, Inc.	62,050		2,483,862
Aon Corp.	12,150		497,421
Arch Capital Group, Ltd.*	3,525		260,780
Boston Properties, Inc.	20,400		1,385,772
Comerica, Inc.	44,475		1,604,658
Discover Financial Services	151,450		2,067,292
Fifth Third Bancorp	82,550		1,007,936
First Niagara Financial Group, Inc.	172,400		2,420,496
Genworth Financial, Inc., Class A*	78,175		1,246,110
Home Properties of NY, Inc.	27,200		1,245,760
Hudson City Bancorp, Inc.	27,000		365,040
M&T Bank Corp.	21,570	[2]	1,670,164
Mack-Cali Realty Corp.	43,700		1,465,698
Northern Trust Corp.	22,600		1,204,354
Prudential Financial, Inc.	43,150		2,261,492
Simon Property Group, Inc.	29,000		2,270,410
Stifel Financial Corp.*	27,950		1,528,864
UnumProvident Corp.	24,150		502,562
XL Capital, Ltd., Class A	89,300		1,631,511
Total Financials			27,120,182
Health Care - 4.3%
Health Management Associates, Inc., Class A*	269,300		1,963,197
HealthSouth Corp.*	90,900		1,572,570
Life Technologies Corp.*	19,075		968,247
Total Health Care			4,504,014
Industrials - 10.1%
Cooper Industries PLC	46,850		2,125,116
Eaton Corp.	16,300		1,110,356
Esterline Technologies Corp.*	9,000		370,350
ITT Industries, Inc.	11,575		592,987
Navistar International Corp.*	19,550		765,578
Owens Corning, Inc.*	40,200		945,906
Stanley Works, The	32,425	[2]	1,856,331
United Stationers, Inc.*	28,100		1,604,791
W.W. Grainger, Inc.	10,950		1,113,068
Total Industrials			10,484,483
Information Technology - 9.0%
Amdocs, Ltd.*	29,050		844,774
Informatica Corp.*	17,100		436,392
JDS Uniphase Corp.*	74,200		796,166
Lexmark International, Inc., Class A*	17,400		586,554
Micron Technology, Inc.*	179,800		1,628,988
Teradyne, Inc.*	164,600		1,644,354
Tyco Electronics, Ltd.	67,000		1,717,210
Western Digital Corp.*	17,100		660,573
Xerox Corp.	115,300		1,080,361
Total Information Technology			9,395,372

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 8.4%
Celanese Corp., Series A	25,850		$806,262
Cliffs Natural Resources, Inc.	40,375		2,277,150
Eastman Chemical Co.	26,575		1,582,541
Reliance Steel & Aluminum Co.	36,525		1,619,518
Schweitzer-Mauduit International, Inc.	20,500		940,950
Temple-Inland, Inc.	79,750		1,484,945
Total Materials			8,711,366
Telecommunication Services - 2.6%
NTELOS Holdings Corp.	58,900		1,006,012
Qwest Communications International, Inc.	367,500		1,675,800
Total Telecommunication Services			2,681,812
Utilities - 7.8%
American Electric Power Co., Inc.	61,450		2,065,949
CMS Energy Corp.	147,600	[2]	2,253,852
DTE Energy Co.	49,300		2,140,606
Questar Corp.	38,000		1,595,620
Total Utilities			8,056,027
Total Common Stocks (cost $90,010,166)			102,591,122
Short-Term Investments - 5.0%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.10%[3]	4,185,000		4,185,000
BNY Institutional Cash Reserves Fund, Series B* [3,4]	11,479		2,554
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	986,766		986,766
Total Short-Term Investments (cost $5,183,245)			5,174,320
Total Investments - 103.8% (cost $95,193,411)			107,765,442
Other Assets, less Liabilities - (3.8)%			(3,915,728)
Net Assets - 100.0%			$103,849,714

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds - Systematic Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At February 28, 2010, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Systematic Value Fund	$109,974,362	$16,630,537	$(1,750,269)	$14,880,268
Systematic Mid Cap Value Fund	95,361,782	13,856,793	(1,453,133)	12,403,660

*	Non-income-producing security.
[1]

Yield shown for each short-term investment represents its February 28, 2010, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of February 28, 2010, amounting to:

Fund	Market Value	% of Net Assets
Systematic Value Fund	$1,651,376	1.3%
Systematic Mid Cap Value Fund	4,135,540	4.0%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

Managers AMG Funds

Statements of Assets and Liabilities

February 28, 2010

	Systematic Value	Systematic Mid Cap Value
Assets:
Investments at value* (including securities on loan valued at $1,651,376 and $4,135,540, respectively)	$124,854,630	$107,765,442
Receivable for investments sold	485,748	402,517
Receivable for Fund shares sold	225,465	171,192
Dividends and other receivables	206,140	165,387
Receivable from affiliate	2,356	—
Prepaid expenses	25,786	25,219
Total assets	125,800,125	108,529,757
Liabilities:
Payable for investments purchased	—	326,964
Payable for Fund shares repurchased	160,448	39,498
Payable upon return of securities loaned	1,657,236	4,196,479
Accrued expenses:
Investment management and advisory fees	65,328	57,680
Other	87,618	59,422
Total liabilities	1,970,630	4,680,043
Net Assets	$123,829,495	$103,849,714
Net Assets Represent:
Paid-in capital	$141,826,123	$100,230,539
Undistributed net investment income	160,298	121,225
Accumulated net realized loss from investments	(34,142,055)	(9,074,081)
Net unrealized appreciation of investments	15,985,129	12,572,031
Net Assets	$123,829,495	$103,849,714
Class A Shares - Net Assets	$64,146,929	$11,718,734
Shares outstanding	7,583,668	1,262,531
Net asset value and redemption price per share	$8.46	$9.28
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$8.98	$9.85
Class C Shares - Net Assets	$1,196,748	$490,774
Shares outstanding	142,481	53,304
Net asset value and offering price per share	$8.40	$9.21
Institutional Class Shares - Net Assets	$58,485,818	$91,640,206
Shares outstanding	6,899,445	9,849,154
Net asset value, offering and redemption price per share	$8.48	$9.30
* Investments at cost	$108,869,501	$95,193,411

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended February 28, 2010

	Systematic Value	Systematic Mid Cap Value
Investment Income:
Dividend income	$1,985,780	$1,587,020
Interest income	96	50
Foreign withholding tax	(2,817)	(5,452)
Securities lending fees	1,695	2,433
Total investment income	1,984,754	1,584,051
Expenses:
Investment management and advisory fees	758,582	638,615
Distribution fees - Class A shares	145,744	19,345
Distribution fees - Class C shares	18,905	3,984
Transfer agent	55,281	16,528
Professional fees	50,737	39,169
Registration fees	42,158	44,101
Custodian	27,011	22,203
Reports to shareholders	20,178	5,780
Trustees fees and expenses	9,181	8,179
Miscellaneous	7,929	6,346
Total expenses before offsets	1,135,706	804,250
Expense recoupments	4,640	62,398
Expense reductions	(36,128)	(31,180)
Net expenses	1,104,218	835,468
Net investment income	880,536	748,583
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,529,316	6,779,607
Net unrealized appreciation of investments	40,565,574	26,884,508
Net realized and unrealized gain	42,094,890	33,664,115
Net increase in net assets resulting from operations	$42,975,426	$34,412,698

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal year ended

	Systematic Value		Systematic Mid Cap Value
	February 28, 2010	February 28, 2009	February 28, 2010	February 28, 2009
Increase (Decrease) in Net Assets From Operations:
Net investment income	$880,536	$1,570,382	$748,583	$587,198
Net realized gain (loss) on investments	1,529,316	(33,353,264)	6,779,607	(15,041,457)
Net unrealized appreciation (depreciation) of investments	40,565,574	(23,167,400)	26,884,508	(12,645,401)
Net increase (decrease) in net assets resulting from operations	42,975,426	(54,950,282)	34,412,698	(27,099,660)
Distributions to Shareholders:
From net investment income:
Class A	(478,939)	(801,397)	(43,051)	(42,079)
Class C	—	(12,934)	—	—
Institutional Class	(521,552)	(637,714)	(628,089)	(528,758)
Total distributions to shareholders	(1,000,491)	(1,452,045)	(671,140)	(570,837)
From Capital Share Transactions:
Proceeds from sale of shares	36,109,043	53,954,093	22,997,177	68,583,758
Reinvestment of dividends and distributions	989,791	1,398,868	580,800	495,190
Cost of shares repurchased	(25,556,229)	(23,236,787)	(12,330,943)	(5,074,894)
Net increase from capital share transactions	11,542,605	32,116,174	11,247,034	64,004,054
Total increase (decrease) in net assets	53,517,540	(24,286,153)	44,988,592	36,333,557
Net Assets:
Beginning of year	70,311,955	94,598,108	58,861,122	22,527,565
End of year	$123,829,495	$70,311,955	$103,849,714	$58,861,122
End of year undistributed net investment income	$160,298	$289,978	$121,225	$47,550

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Class A	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$5.54	$10.74	$12.13	$10.88
Income from Investment Operations:
Net investment income	0.05	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	2.93	(5.22)	(0.50)	1.41
Total from investment operations	2.98	(5.09)	(0.39)	1.51
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.11)	(0.10)	(0.09)
Net realized gain on investments	—	—	(0.90)	(0.17)
Total distributions to shareholders	(0.06)	(0.11)	(1.00)	(0.26)
Net Asset Value, End of Year	$8.46	$5.54	$10.74	$12.13
Total Return [1]	53.81%	(47.56)%	(4.18)%	13.90%
Ratio of net expenses to average net assets	1.12%	1.12%	1.14%	1.15%
Ratio of net investment income to average net assets [1]	0.72%	1.67%	1.00%	0.98%
Portfolio turnover	135%	165%	110%	111%
Net assets at end of year (000’s omitted)	$64,147	$40,730	$62,389	$45,961

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.15%	1.18%	1.20%	1.29%
Ratio of net investment income to average net assets	0.69%	1.61%	0.94%	0.84%

	For the fiscal year ended
Class C	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$5.50	$10.63	$12.05	$10.88
Income from Investment Operations:
Net investment income	0.01	0.08	0.06	0.05
Net realized and unrealized gain (loss) on investments	2.89	(5.17)	(0.54)	1.38
Total from investment operations	2.90	(5.09)	(0.48)	1.43
Less Distributions to Shareholders from:
Net investment income	—	(0.04)	(0.05)	(0.09)
Net realized gain on investments	—	—	(0.89)	(0.17)
Total distributions to shareholders	—	(0.04)	(0.94)	(0.26)
Net Asset Value, End of Year	$8.40	$5.50	$10.63	$12.05
Total Return [1]	52.73%	(47.97)%	(4.91)%	13.16%
Ratio of net expenses to average net assets	1.87%	1.87%	1.89%	1.90%
Ratio of net investment income to average net assets [1]	0.03%	0.88%	0.30%	0.36%
Portfolio turnover	135%	165%	110%	111%
Net assets at end of year (000’s omitted)	$1,197	$1,959	$3,266	$1,023

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.90%	1.93%	1.95%	2.06%
Ratio of net investment income to average net assets	0.00%[3]	0.82%	0.24%	0.20%

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Institutional Class Shares	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007	February 28, 2006
Net Asset Value, Beginning of Year	$5.55	$10.77	$12.16	$10.88	$10.59
Income from Investment Operations:
Net investment income	0.06	0.09	0.15	0.13	0.11
Net realized and unrealized gain (loss) on investments	2.95	(5.18)	(0.51)	1.41	1.13
Total from investment operations	3.01	(5.09)	(0.36)	1.54	1.24
Less Distributions to Shareholders from:
Net investment income	(0.08)	(0.13)	(0.13)	(0.09)	(0.11)
Net realized gain on investments	—	—	(0.90)	(0.17)	(0.84)
Total distributions to shareholders	(0.08)	(0.13)	(1.03)	(0.26)	(0.95)
Net Asset Value, End of Year	$8.48	$5.55	$10.77	$12.16	$10.88
Total Return [1]	54.22%	(47.45)%	(3.94)%	14.18%	12.02%
Ratio of net expenses to average net assets	0.87%	0.87%	0.89%	0.90%	0.90%
Ratio of net investment income to average net assets [1]	0.96%	2.01%	1.20%	1.20%	1.04%
Portfolio turnover	135%	165%	110%	111%	112%
Net assets at end of year (000’s omitted)	$58,486	$27,623	$28,944	$28,411	$20,259

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.90%	0.93%	0.95%	1.05%	1.08%
Ratio of net investment income to average net assets	0.93%	1.95%	1.14%	1.05%	0.86%

*	Class A and Class C shares commenced operations at the close of business February 28, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than 0.01%.

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Class A	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$6.08	$10.01	$10.41	$10.00
Income from Investment Operations:
Net investment income	0.04	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments	3.20	(3.95)	(0.25)	0.40
Total from investment operations	3.24	(3.88)	(0.22)	0.41
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.05)	(0.03)	—
Net realized gain on investments	—	—	(0.15)	—
Total distributions to shareholders	(0.04)	(0.05)	(0.18)	—
Net Asset Value, End of Period	$9.28	$6.08	$10.01	$10.41
Total Return [1]	53.36%	(38.82)%	(2.29)%	4.10%[5]
Ratio of net expenses to average net assets	1.20%	1.21%	1.23%	1.24%[6]
Ratio of net investment income to average net assets [1]	0.68%	0.90%	0.84%	0.89%[6]
Portfolio turnover	171%	142%	122%	26%[5]
Net assets at end of period (000’s omitted)	$11,719	$5,171	$4,863	$19

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.24%	1.26%	1.82%	17.08%[6]
Ratio of net investment income (loss) to average net assets	0.64%	0.85%	0.26%	(14.95)%[6]

	For the fiscal year ended
Class C	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$6.05	$9.96	$10.40	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.01)	0.01	0.00 [3]	0.00 [3]
Net realized and unrealized gain (loss) on investments	3.17	(3.92)	(0.29)	0.40
Total from investment operations	3.16	(3.91)	(0.29)	0.40
Less Distributions to Shareholders from:
Net investment income	—	—	—	—
Net realized gain on investments	—	—	(0.15)	—
Total distributions to shareholders	—	—	(0.15)	—
Net Asset Value, End of Period	$9.21	$6.05	$9.96	$10.40
Total Return [1]	52.23%	(39.26)%	(2.95)%	4.00%[5]
Ratio of net expenses to average net assets	1.95%	1.96%	1.98%	1.99%[6]
Ratio of net investment income (loss) to average net assets [1]	(0.10)%	0.12%	0.04%	0.42%[6]
Portfolio turnover	171%	142%	122%	26%[5]
Net assets at end of period (000’s omitted)	$491	$239	$441	$5

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.99%	2.01%	3.00%	18.06%[6]
Ratio of net investment income (loss) to average net assets	(0.14)%	0.07%	(0.98)%	(15.65)%[6]

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Institutional Class Shares	February 28, 2010	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$6.09	$10.03	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.07	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	3.20	(3.92)	(0.24)	0.40
Total from investment operations	3.27	(3.87)	(0.20)	0.42
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.07)	(0.04)	—
Net realized gain on investments	—	—	(0.15)	—
Total distributions to shareholders	(0.06)	(0.07)	(0.19)	—
Net Asset Value, End of Period	$9.30	$6.09	$10.03	$10.42
Total Return [1]	53.75%[4]	(38.66)%	(2.13)%	4.20%[5]
Ratio of net expenses to average net assets	0.95%	0.96%	0.98%	0.99%[6]
Ratio of net investment income to average net assets [1]	0.90%	1.19%	1.03%	1.21%[6]
Portfolio turnover	171%	142%	122%	26%[5]
Net assets at end of period (000’s omitted)	$91,640	$53,451	$17,223	$1,850

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.99%	1.01%	1.98%	17.71%[6]
Ratio of net investment income (loss) to average net assets	0.86%	1.14%	0.04%	(15.51)%[6]

*	Commencement of operations was December 21, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Rounds to less than $0.01 per share.
[4]	The Total Return is based on the Financial Statement Net Asset Value as shown.
[5]	Not annualized.
[6]	Annualized.

Managers AMG Funds

Notes to Financial Statements

February 28, 2010

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Systematic Value Fund (“Value”) and Systematic Mid Cap Value Fund (“Mid Cap Value”), collectively the “Funds.”

Value and Mid Cap Value each offer three classes of shares: Class A, Class C, and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class C shares and certain class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

Managers AMG Funds

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of February 28, 2010:

	Level 1	Level 2	Level 3	Total
Systematic Value Fund
Investments in Securities
Common Stocks [1]	$121,781,267	—	—	$121,781,267
Short-Term Investments	3,029,923	$43,440	—	3,073,363

Total Investments in Securities	$124,811,190	$43,440	—	$124,854,630

	Level 1	Level 2	Level 3	Total
Systematic Mid Cap Value Fund
Investments in Securities
Common Stocks [1]	$102,591,122	—	—	$102,591,122
Short-Term Investments	5,171,766	$2,554	—	5,174,320

Total Investments in Securities	$107,762,888	$2,554	—	$107,765,442

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Funds’ expenses. For the fiscal year ended February 28, 2010, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Value - $35,750 or 0.03%, and Mid Cap Value - $30,885 or 0.04%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended February 28, 2010, the custodian expense was not reduced.

Managers AMG Funds

Notes to Financial Statements (continued)

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended February 28, 2010, overdraft fees for Value and Mid Cap Value equaled $0 and $6, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended February 28, 2010, the transfer agent expense was reduced as follows: Value - $378, Mid Cap Value - $295.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended February 28, 2010 and 2009 were as follows:

	Value		Mid Cap Value
	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$1,000,491	$1,452,045	$671,140	$570,837
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

Total	$1,000,491	$1,452,045	$671,140	$570,837

	Value		Mid Cap Value
	2010	2009	2010	2009
As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	100.00%	100.00%	89.17%
Ordinary income - dividends received deduction	100.00%	100.00%	100.00%	100.00%

As of February 28, 2010, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Value	Mid Cap Value
Capital loss carryforward	$31,271,084	$8,882,187
Undistributed ordinary income	157,558	97,702
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2007-2010), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of February 28, 2010, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Feb. 28,
Value	$17,399,950	2017
	13,871,134	2018

Total	$31,271,084

Mid Cap Value	$6,091,568	2017
	2,790,619	2018

Total	$8,882,187

For the fiscal year ended February 28, 2010, the Funds did not utilize any capital loss carryovers.

Managers AMG Funds

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended February 28, 2010 and 2009, the capital stock transactions by class for Value and Mid Cap Value were:

	Value
	For the fiscal year ended February 28, 2010		For the fiscal year ended February 28, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	2,030,445	$13,879,564	3,546,316	$31,317,063
Reinvestment of dividends and distributions	55,438	472,888	115,834	765,664
Shares repurchased	(1,850,835)	(13,629,596)	(2,121,693)	(16,694,065)

Net Increase	235,048	$722,856	1,540,457	$15,388,662

Class C Shares
Sale of shares	10,930	$82,557	121,251	$1,200,201
Reinvestment of dividends and distributions	—	—	664	4,371
Shares repurchased	(224,332)	(1,713,999)	(73,250)	(578,518)

Net Increase (Decrease)	(213,402)	$(1,631,442)	48,665	$626,054

Institutional Class Shares
Sale of shares	3,218,287	$22,146,922	2,850,212	$21,436,829
Reinvestment of dividends and distributions	60,457	516,903	94,990	628,833
Shares repurchased	(1,354,466)	(10,212,634)	(657,790)	(5,964,204)

Net Increase	1,924,278	$12,451,191	2,287,412	$16,101,458

	Mid Cap Value
	For the fiscal year ended February 28, 2010		For the fiscal year ended February 28, 2009
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	737,064	$6,019,217	716,039	$6,571,499
Reinvestment of dividends and distributions	4,340	40,314	6,194	40,943
Shares repurchased	(329,442)	(2,512,979)	(357,454)	(2,834,290)

Net Increase	411,962	$3,546,552	364,779	$3,778,152

Class C Shares
Sale of shares	19,175	$140,122	13,229	$119,616
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(5,400)	(41,033)	(18,022)	(159,865)

Net Increase (Decrease)	13,775	$99,089	(4,793)	$(40,249)

Institutional Class Shares
Sale of shares	2,234,634	$16,837,838	7,291,738	$61,892,643
Reinvestment of dividends and distributions	58,054	540,486	68,617	454,247
Shares repurchased	(1,217,697)	(9,776,931)	(302,509)	(2,080,739)

Net Increase	1,074,991	$7,601,393	7,057,846	$60,266,151

Managers AMG Funds

Notes to Financial Statements (continued)

At February 28, 2010, there were no shareholders that held greater than 10% of the outstanding shares of the Funds.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Systematic Financial Management, L.P. (“Systematic”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Systematic with respect to each of the Funds. AMG indirectly owns a majority interest in Systematic.

Value and Mid Cap Value are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75%, respectively, of the average daily net assets of the Funds. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager and Systematic have contractually agreed, through July 1, 2010, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) exceed the following percentages of the following Funds’ average daily net assets:

Fund	Class A	Class C	Institutional Class
Systematic Value	1.15%	1.90%	0.90%
Systematic Mid Cap Value	1.24%	1.99%	0.99%

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Funds’ expenses in any such future year to exceed the above percentages, based on the Funds’ average daily net assets. For the fiscal year ended February 28, 2010, Value and Mid Cap Value made such repayments to the Investment Manager of $10,220 and $62,398, respectively. At February 28, 2010, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Value and Mid Cap Value equaled $71,770 and $84,236, respectively.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

Value and Mid Cap Value adopted a distribution and service plan with respect to the Class A and Class C shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of the Funds for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Funds’ shares of that class owned by clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and

Managers AMG Funds

Notes to Financial Statements (continued)

from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through February 28, 2010, the following Funds either borrowed from or lent to other Funds in the Fund family: Value lent varying amounts up to $1,316,885 for 3 days earning interest of $96; Mid Cap Value borrowed $806,054 for 2 days paying interest of $48; Mid Cap Value lent varying amounts up to $422,862 for 7 days earning interest of $50. The interest amounts are included in the Statement of Operations as miscellaneous expense or interest income.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended February 28, 2010, for Value were $153,145,190 and $141,398,797, respectively; and Mid Cap Value were $153,139,950 and $141,410,068, respectively. There were no purchases or sales of U.S. Government obligations for either Fund.

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of this position is not material to each Fund. Each Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Subsequent Event

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Value and Mid Cap Value hereby designate as a capital gain distribution with respect to the taxable year ended February 28, 2010, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Systematic Value Fund and Systematic Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Systematic Value Fund and Systematic Mid Cap Value Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at February 28, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 05, 2010

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of Systematic Value Fund and Systematic Mid Cap Value Fund (each a “Fund”) and the Subadvisory Agreements with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to the Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain an expense limitation for each Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the Systematic Value Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares for the 1-year, 3-year and 5-year periods ended March 31, 2009 and for the period from the Fund’s inception on March 31, 2002 through March 31, 2009 was below, below, above and above, respectively, the median performance for the Peer Group and above the performance of the Fund Benchmark, the Russell 1000 Value Index, for each period. The Trustees took into account management’s discussion of the Fund’s performance and concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

With respect to the Systematic Mid Cap Value Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year period ended March 31, 2009 and for the period from the Fund’s inception on December 21, 2006 through March 31, 2009 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the Russell Midcap Value Index, for each period. The Trustees concluded that the Fund’s performance was satisfactory in light of its limited performance record.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and considered the Subadvisor’s performance as compared to an appropriate peer group of managed accounts and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Annual Renewal of Investment Advisory Agreements (continued)

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor with respect to each Fund, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted the current asset levels of the Funds, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain an expense limitation for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the cost of services to be provided by the Subadvisor under each Subadvisory Agreement and the profitability to the Subadvisor of its relationship with each Fund, the Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of each Fund by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Systematic Value Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through July 1, 2010, to limit the Fund’s net annual operating expenses to 1.15%, 1.90% and 0.90% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Systematic Mid Cap Value Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2009 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through July 1, 2010, to limit the Fund’s net annual operating expenses to 1.24%, 1.99% and 0.99% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under each Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY Rexiter Capital Management Limited Schroder Investment Management North America Inc.	CHICAGO EQUITY PARTNERS MID-CAP Chicago Equity Partners, LLC	CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC
ALTERNATIVE FUNDS
ESSEX GROWTH ESSEX LARGE CAP GROWTH ESSEX SMALL/MICRO CAP GROWTH Essex Investment Management Co., LLC	REAL ESTATE SECURITIES Urdang Securities Management, Inc. RENAISSANCE LARGE CAP GROWTH Renaissance Group LLC	FQ GLOBAL ALTERNATIVES FQ GLOBAL ESSENTIALS First Quadrant, L.P.
INCOME FUNDS

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

MONEY MARKET JPMorgan Investment Advisors Inc.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended February 28, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Systematic Value Fund	$22,396	$20,599
Systematic Mid Cap Value Fund	$21,700	$16,998

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2010	Fiscal 2009
Systematic Value Fund	$6,000	$7,237
Systematic Mid Cap Value Fund(1)	$6,200	$7,285

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2009, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2009	2008	2009	2008	2009	2008
Control Affiliates	$580,765	$343,015	$479,175	$897,895	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	April 13, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date:	April 13, 2010

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date:	April 13, 2010